ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                   AUGUST 1, 2000 - AUGUST 31, 2000
                                    ---------------------------------

SETTLEMENT DATE:                          15-SEP-00
                                    -----------------------

A.     SERIES INFORMATION:

       ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC
       SERIES 2000-1


I.     AGGREGATE CONTRACT PRINCIPAL BALANCE:

       (a.)  Beginning Aggregate Contract Principal Balance                                                        $394,881,993.40
                                                                                                                   ---------------
       (b.)  Contract Principal Balance of all Collections
             allocable to Contracts                                                                                $ 13,219,414.14
                                                                                                                   ---------------
       (c.)  Contract Principal Balance of Charged-Off Contracts                                                   $  2,033,163.22
                                                                                                                   ---------------
       (d.)  Ending Aggregate Contract Principal Balance of
             all Contracts as of this Settlement Date                                                              $379,629,416.04
                                                                                                                   ---------------


             BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL
             PAYMENTS MADE FOR THIS RELATED COLLECTION PERIOD)
       (e.)  Class A Principal Balance as of this
             Settlement Date (Class A Note Factor)                     0.8046548                                   $264,873,855.57
                                                                       ----------                                  ---------------
       (e1.) Ending Class A-1 Principal Balance                        0.6452925         $ 116,981,855.57
                                                                       ----------        -----------------
       (e2.) Ending Class A-2 Principal Balance                        1.0000000         $  63,269,000.00
                                                                       ----------        -----------------
       (e3.) Ending Class A-3 Principal Balance                        1.0000000         $  84,623,000.00
                                                                       ----------        -----------------
       (f.)  Ending Class B Principal Balance as of this
             Settlement Date (Class B Note Factor)                     0.8046548                                   $ 22,703,335.48
                                                                       ----------                                  ---------------
       (g.)  Ending Class C Principal Balance as of this
             Settlement Date (Class C Note Factor)                     0.8046548                                   $ 15,135,557.22
                                                                       ----------                                  ---------------
       (h.)  Ending Class D Principal Balance as of this
             Settlement Date (Class D Note Factor)                     0.8046361                                   $  7,567,602.10
                                                                       ----------                                  ---------------
       (i.)  Ending Class E Principal Balance as of this
             Settlement Date (Class E Note Factor)                     0.8072867                                   $ 18,980,925.27
                                                                       ----------                                  ---------------
       (j.)  Ending Class F Principal Balance as of this
             Settlement Date (Class F Note Factor)                     0.8072867                                   $ 49,353,082.23
                                                                       ----------                                  ---------------



II.    COMPLIANCE RATIOS:
       (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts                                         $436,272,111.02
                                                                                                                   ----------------
       (b.)  CBR of Contracts 1 - 30 days delinquent                                                               $ 42,719,555.22
                                                                                                                   ----------------
       (c.)   % of Delinquent Contracts 1- 30 days as of the related Calculation Date                                         9.79%
                                                                                                                   ----------------
       (d.)  CBR of Contracts 31 - 60 days delinquent                                                              $ 19,454,546.76
                                                                                                                   ----------------
       (e.)   % of Delinquent Contracts 31- 60 days as of the related Calculation Date                                        4.46%
                                                                                                                   ----------------
       (f.)  CBR of Contracts 61 - 90 days delinquent                                                               $ 8,681,354.86
                                                                                                                   ----------------
       (g.)   % of Delinquent Contracts 61- 90 days as of the related Calculation Date                                        1.99%
                                                                                                                   ----------------
       (h.)  CBR of Contracts > 91 days delinquent                                                                  $ 6,733,726.79
                                                                                                                   ----------------
       (i.)   % of Delinquent Contracts > 91 days as of the related Calculation Date                                          1.54%
                                                                                                                   ----------------
       (j1.) % of Delinquent Contracts 31 days or more as of the related Calculation Date                                     7.99%
                                                                                                                   ----------------
       (j2.) Month 2: Jul-00                                                                                                  8.42%
                      ------                                                                                        ---------------
       (j3.) Month 3: Jun-00                                                                                                  8.16%
                      ------                                                                                        ---------------
       (j4.) Three month rolling average % of Delinquent Contracts 31 days or more                                            8.19%
                                                                                                                   ----------------
       (k1.) Net Charge-Off % for the related Collection Period (annualized 30/360)                                           4.89%
                                                                                                                   ----------------
       (k2.) Month 2: Jul-00                                                                                                  6.91%
                      ------                                                                                        ---------------
       (k3.) Month 3: Jun-00                                                                                                  8.20%
                      ------                                                                                        ---------------
       (k4.) Three month rolling average % for Defaulted Contracts                                                            6.67%
                                                                                                                   ----------------

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
       (l1.) Cumulative Net Loss Percentage                                                                      1.9856%
                                                                                                              ---------------
       (l2.) Does the Cumulative Net Loss % exceed
       (l3.) The Loss Trigger Level % from Beginning Period to and including
             12th Collection Period? Y or N                                                                        NO
                                                                                                              ---------------
       (l4.) The Loss Trigger Level % from 13th Collection Period to and
             including 24th Collection Period? Y or N                                                             N/A
                                                                                                              ---------------
       (l5.) The Loss Trigger Level % from 25th Collection Period and thereafter?
             Y or N                                                                                                N/A
                                                                                                              ---------------

       (m5.) Is there currently a Trigger Event which has not been cured for this
             payment date                                                                                           NO
                                                                                                              ---------------
       (m5.) Is there currently an Event of Default for this payment
             date Y or N                                                                                            NO
                                                                                                              ---------------



III.   FLOW OF FUNDS:

       (1.)  The amount on deposit in Available Funds                                                         $ 16,791,388.04
                                                                                                              ---------------
       (2.)  Amounts deposited, if any, by the Servicer to the Collection Account
             for contracts repurchased                                                                            $ 23,730.41
                                                                                                              ---------------
       (3.)  Total deposits in the Collection Account to be used as available
             funds on this Payment Date (1+2)                                                                 $ 16,815,118.45
                                                                                                              ---------------
       (4.)  Funds to the servicer, any Excluded Amounts-Residual Receipts                                    $    174,219.13
                                                                                                              ---------------
       (a.)  To the Trustee, trustee fees and expenses subject to an annual limit                                    -
                                                                                                              ---------------
       (b.)  To the Servicer, any unrecoverable servicer advances/initial
             unpaid balance amounts                                                                           $    175,428.67
                                                                                                              ---------------
       (c.)  To the Servicer, the servicing fee then due and miscellaneous
             amounts, if any                                                                                  $    329,068.33
                                                                                                              ---------------


             TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
             INTEREST
       (d.)  To Class A, the total Class A Note Interest for the related interest
             accrual period                                                                                   $  1,633,183.13
                                                                                                              ---------------
                          Interest on Class A-1 Notes                                  $   728,474.87
                                                                                       --------------
                          Interest on Class A-2 Notes                                  $   382,513.83
                                                                                       --------------
                          Interest on Class A-3 Notes                                  $   522,194.43
                                                                                       --------------
       (e.)  Interest on Class B Notes for the related interest accrual period                                $   148,874.18
                                                                                                              --------------
       (f.)  Interest on Class C Notes for the related interest accrual period                                $   100,890.49
                                                                                                              --------------
       (g.)  Interest on Class D Notes for the related interest accrual period                                $    52,610.22
                                                                                                              --------------


             CLASS E INTEREST:
       (h1.) If Class E Noteholder is not Originator, then Interest on Class E
             Notes for the related interest accrual period or otherwise $0                                                -
                                                                                                              --------------
       (h2.) If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the Class A,
             Class B, Class C and Class D notes or otherwise $0                        $   168,642.67
                                                                                       --------------



             TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
             PRINCIPAL

       (i1.) Class A percentage                                                           0.69999903
                                                                                       --------------
       (i2.) To Class A, amount from reserve account, if any                                  -
                                                                                       --------------
       (i3.) To Class A, the Class A overdue principal, if any                                -
                                                                                       --------------
       (i4.) To Class A, the Class A monthly principal payment amount                  $10,676,789.35
                                                                                       --------------
       (i5.) To Class A, the additional principal, if any, allocable from
             Class E interest amount                                                   $   143,963.46
                                                                                       --------------
       (i6.) To Class A, the additional principal, if any, allocable from
             Class F floor amount                                                                   -
                                                                                       --------------
       (i7.) Total principal payment to Class A  (i2-i6)                              $ 10,820,753.51
                                                                                       --------------
       (i8.)              Principal payment to Class A-1 Noteholders                                          $ 10,820,753.51
                                                                                                              ----------------
       (i9.)              Principal payment to Class A-2 Noteholders                                                -
                                                                                                              ----------------
       (i10.)             Principal payment to Class A-3 Noteholders                                                -
                                                                                                              ----------------

       (j1.) Class B percentage                                                           0.059999551
                                                                                       --------------
       (j2.) To Class B, amount from reserve account, if any                                  -
                                                                                       --------------
       (j3.) To Class B, the Class B overdue principal, if any                                -
                                                                                       --------------
       (j4.) To Class B, the Class B monthly principal payment amount                  $   915,147.80
                                                                                       --------------
       (j5.) To Class B, the additional principal, if any, allocable from
             Class E interest amount                                                   $    12,339.65
                                                                                       --------------
       (j6.) To Class B, the additional principal, if any, allocable from
             Class F floor amount                                                                   -
                                                                                       --------------
       (j7.) Total principal payment to Class B Noteholders (j2-j6)                                           $ 927,487.51
                                                                                                              -------------

       (k1.) Class C percentage                                                           0.039999701
                                                                                       --------------
       (j2.) To Class C, amount from reserve account, if any                                  -
                                                                                       --------------
       (k3.) To Class C, the Class C overdue principal, if any                                -
                                                                                       --------------
       (k4.) To Class C, the Class C monthly principal payment amount                  $   610,098.53
                                                                                       --------------
       (k5.) To Class C, the additional principal, if any, allocable from
             Class E interest amount                                                   $     8,226.43
                                                                                       --------------
       (k6.) To Class C, the additional principal, if any, allocable from
             Class F floor amount                                                                   -
                                                                                       --------------

       (k7.) Total principal payment to Class C Noteholders (k2-k6)                                           $   618,324.97
                                                                                                              --------------

       (l1.) Class D percentage                                                              0.01999985
                                                                                      -----------------
       (l2.) To Class D, amount from reserve account, if any                                          -
                                                                                      -----------------
       (l3.) To Class D, the Class D overdue principal, if any                                        -
                                                                                      -----------------
       (l4.) To Class D, the Class D monthly principal payment amount                 $      305,049.27
                                                                                      -----------------
       (l5.) To Class D, the additional principal, if any, allocable from
             Class E interest amount                                                  $        4,113.12
                                                                                      -----------------
       (l6.) To Class D, the additional principal, if any, allocable from
             Class F floor amount                                                                     -
                                                                                      -----------------
       (l7.) Total principal payment to Class D Noteholders (l2-l6)                                           $   309,162.39
                                                                                                              --------------

       (m1.) Class E percentage                                                             0.049998563
                                                                                      -----------------
       (m2.) To Class E, amount from reserve account, if any                          $               -
                                                                                      -----------------
       (m3.) To Class E, the Class E overdue principal, if any                                        -
                                                                                      -----------------
       (m4.) To Class E, the Class E monthly principal payment amount                 $      762,606.95
                                                                                      -----------------
       (m5.) To Class E, the additional principal, if any, allocable from
             Class F floor amount                                                                    -
                                                                                      -----------------
       (m6.) Total principal payment to Class E Noteholders (m2-m5)                                           $   762,606.95
                                                                                                              --------------


             TO THE RESERVE ACCOUNT:
       (4.)  The amount, if any, needed to maintain the amount in the
             reserve account at the required reserve amount                                                   $   662,698.27
                                                                                                              --------------


             CLASS F PAYMENTS:
       (n1.) Sub-Total of funds disbursed through the Reserve Account                 $ 16,715,307.75
                                                                                      ---------------
       (n2.) Funds available to be paid to Class F                                    $     99,810.70
                                                                                      ---------------

       (n3.) Class F percentage                                                           0.130003314
                                                                                      ---------------
       (n4.) Class F floor amount                                                     $  9,405,070.31
                                                                                      ---------------
       (n5.) Class F principal balance before payment of principal on this
             payment date                                                             $ 51,335,967.83
                                                                                      ---------------

       (n6.) If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:

       (n7.) If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been reduced
             to the Class F floor amount  and (b) funds available                                             $    99,810.70
                                                                                                              --------------
       (n8.) If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0
                                                                                                              --------------
             TO THE TRUSTEE:
       (7.)  To the Trustee, any fees and expenses not previously paid subject to a limit
                                                                                                              --------------
             TO THE ISSUERS:
       (8.)  To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after all
             payments are made above                                                                          $            -
                                                                                                              --------------

IV.    SERVICER ADVANCES

       (a.)  Aggregate amount of Servicer Advances at the beginning of the
             Collection Period                                                                                $ 4,563,318.69
                                                                                                              --------------
       (b.)  Servicer Advances reimbursed during the Collection Period                                        $    45,039.64
                                                                                                              --------------
       (c.)  Amount of unreimbursed Service Advances to be reimbursed on the
             Settlement Date                                                                                  $   175,428.67
                                                                                                              --------------
       (d.)  Servicer Advances made during the related Collection Period                                      $            -
                                                                                                              --------------
       (e.)  Aggregate amount of Servicer Advances at the end of the Collection
             Period                                                                                           $ 4,342,850.38
                                                                                                              --------------
       (f.)  Amount of delinquent Scheduled Payments for which Servicer Advances
             were not made                                                                                                 -

V.     RESERVE ACCOUNT
       (a.)  Amount on deposit at the beginning of the related Collection Period                              $ 4,039,836.88
                                                                                                              --------------
       (b.)  Reserve Account initial deposit
                                                                                                              --------------
       (c.)  Amount of interest earnings reinvested for the related Monthly Period.                           $            -
                                                                                                              --------------
       (d.)  Amounts used to cover shortfalls, if any,  for the related
             Collection Period
                                                                                                              --------------
       (e.)  Amounts used as required in a Trigger Event , if any,  for the
             related Collection Period                                                                        $            -
                                                                                                              --------------
       (f.)  Amounts transferred in from the Collection Account,
             if applicable (line 4)                                                                           $   662,698.27
                                                                                                              --------------
       (g.)  Interest earnings for the related Monthly Period                                                 $    22,653.42
                                                                                                              --------------
       (h.)  Interest  earnings withdrawn and included as Available Funds
             for the related Monthly Period                                                                   $    22,653.42
                                                                                                              --------------

       (i.)  Amount on deposit at the end of the related Collection Period                                    $ 4,702,535.15
                                                                                                              --------------
       (j.)  Is the Required Reserve Amount equal to the balance in the Reserve Account
             as of the related Collection period ? Y or N                                                            Y
                                                                                                              --------------
VI.    ADVANCE PAYMENTS

       (a.)Beginning aggregate Advance Payments                                                               $ 3,315,203.89
                                                                                                              --------------
       (b.)Add:  Amount of Advance Payments collected during the related Collection Period                    $ 2,335,211.49
                                                                                                              --------------
       (c.)Add:  Investment earnings for the related  Collection Period                                       $            -
                                                                                                              --------------
       (d.)Less: Amount of Advance Payments withdrawn for deposit into Facility Account                       $ 2,516,621.88
                                                                                                              --------------
       (e.)Ending aggregate Advance Payments                                                                  $ 3,133,793.50
                                                                                                              --------------



       ADVANTA BANK CORP., AS SERVICER

       BY:   /s/ KIRK WEILER

       TITLE:VP of Finance

       DATE: 09/12/00__________________








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